UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 17, 2007
Date of Earliest Event Reported: April 16, 2007

Point.360
(Exact name of registrant as specified in its charter)

California	0-21917	95-4272619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2777 North Ontario Street Burbank, California		91504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 565-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2007, Point.360, a California corporation (“Point.360”), New 360, a newly formed California corporation and wholly owned subsidiary of Point.360 (“New 360”), and DG FastChannel, Inc., a Delaware corporation (“DG FastChannel”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”).

Under the terms of the Merger Agreement, DG FastChannel has agreed to make an exchange offer (the “Exchange Offer”) for all outstanding shares of Point.360 common stock, no par value per share, including the associated preferred stock purchase rights (collectively, the “Point.360 Shares”), in which Exchange Offer each Point.360 Share tendered and accepted by DG FastChannel will be exchanged for a number of shares of common stock, par value $0.001 per share, of DG FastChannel (the “DG Common Stock”) equal to the quotient obtained by dividing (x) 2,000,000 by (y) the number of Point.360 Shares (excluding Point.360 Shares owned by DG or Point.360) issued and outstanding immediately prior to the completion of the Exchange Offer (such amount of shares of DG Common Stock paid per Point.360 Share pursuant to the Exchange Offer is referred to herein as the “Exchange Offer Consideration”). Assuming that 8,882,882 Point.360 Shares will be issued and outstanding immediately prior to the completion of the Exchange Offer (excluding Point.360 Shares owned by DG or Point.360), approximately 0.2252 shares of DG Common Stock will be issued in exchange for each Point.360 Share. The completion of the Exchange Offer is subject to customary conditions, including a minimum condition that not less than a majority of the outstanding Point.360 Shares on a fully diluted basis are validly tendered and not withdrawn prior to the expiration of the Exchange Offer.

In addition, on April 16, 2007, Point.360, DG FastChannel, and New 360 entered into a Contribution Agreement (the “Contribution Agreement”). Pursuant to the Contribution Agreement, prior to the completion of the Exchange Offer, Point.360 will contribute (the “Contribution”) to New 360 all of the assets owned, licensed, or leased by Point.360 that are not used exclusively in connection with the business of Point.360 representing advertising agencies, advertisers, brands, and other media companies which require services for short-form media content (the “ADS Business”), and New 360 will assume certain liabilities of Point.360. Immediately following the Contribution but prior to the completion of the Exchange Offer, Point.360 will distribute (the “Spin-Off”) to its shareholders (other than DG FastChannel) on a pro rata basis all of the capital stock then outstanding of New 360.

It is currently contemplated that the shares of capital stock of New 360 will be registered on a Form 10 under the Securities Exchange Act of 1934, as amended, and will be approved for listing on the Nasdaq Global Market. As a result of the Contribution and the Spin-Off, at the completion of the Exchange Offer, the assets and liabilities of Point.360 will consist only of those assets and liabilities exclusively related to the ADS Business.

As soon as practicable following the completion of the Exchange Offer, DG FastChannel has agreed to effect the merger of Point.360 with and into DG FastChannel (the “Merger”), with DG FastChannel continuing as the surviving corporation. Upon the completion of the Merger, each Point.360 Share not purchased in the Exchange Offer will be converted into the right to receive the Exchange Offer Consideration, without interest. The Merger Agreement contains customary representations and warranties, covenants, and conditions. Completion of the Contribution, the Spin-Off, and the Exchange Offer is a condition of DG FastChannel’s obligation to effect the Merger.

Copies of the Merger Agreement and the Contribution Agreement are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The preceding description of the Merger Agreement and the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Point.360 issued a press release on April 16, 2007 announcing the transactions contemplated by the Merger Agreement and the Contribution Agreement. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Point.360, New 360 or DG FastChannel, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The exchange offer described above has not commenced, and any offer will be made only through a prospectus that is part of a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by DG FastChannel. DG FastChannel will also file with the SEC a Schedule TO, and Point.360 will file a solicitation/recommendation statement on Schedule 14D-9, in each case with respect to the Exchange Offer. DG FastChannel and Point.360 expect to mail a prospectus of DG FastChannel and related exchange offer materials, as well as the Schedule 14D-9, to Point.360 shareholders. In addition, in connection with the Spin-Off, New 360 expects to file a registration statement on Form 10 with the SEC and to mail an information statement regarding New 360 to Point.360 shareholders. Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the Merger Agreement and the Contribution Agreement when they become available because these documents will contain important information relating to such transactions. Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly, and special reports and other information filed with the SEC by Point.360 or DG FastChannel, at the SEC’s website at www.sec.gov.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain certain forward-looking statements relating to Point.360, New 360, and/or DG FastChannel. All statements included in this Current Report on Form 8-K concerning activities, events, or developments that Point.360 expects, believes, or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that the Exchange Offer and the Merger will not close because of a failure to satisfy one or more of the closing conditions; the risk that Point.360’s or DG FastChannel’s business will have been adversely impacted during the pendency of the Exchange Offer and the Merger; the risk that the operations of the ADS Business and DG FastChannel will not be integrated successfully; and the risk that the expected cost savings and other synergies from the transactions contemplated by the Merger Agreement and the Contribution Agreement may not be fully realized, realized at all, or take longer to realize than anticipated. Additional information on these and other risks, uncertainties, and factors is included in Point.360’s and DG FastChannel’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents filed with the SEC.

Item 3.03. Material Modification to Rights of Security Holders.

On April 16, 2007, Point.360 entered into an Amendment to Amended and Restated Rights Agreement (the “Amendment”) with American Stock Transfer & Trust Company (the “Rights Agent”).  The Amendment amends the terms of the Amended and Restated Rights Agreement, dated as of November 17, 2004 (the “Rights Agreement”), between Point.360 and the Rights Agent.

Point.360 entered into the Amendment to ensure that the Merger Agreement, the Exchange Offer, the Top-Up Option, the Merger and/or the completion of any other transaction contemplated by the Merger Agreement will not trigger the distribution or exercise of the Rights (as defined in the Rights Agreement).  The Amendment provides that, among other things, (i) no Person (as defined in the Rights Agreement) will be or become an Acquiring Person (as defined in the Rights Agreement) as a result of the execution and delivery of the Merger Agreement, the Exchange Offer, the Top-Up Option, the Merger or the other transactions contemplated by the Merger Agreement; (ii) no Shares Acquisition Date (as defined in the Rights Agreement) or Distribution Date (as defined in the Rights Agreement) will occur as a result of the execution and delivery of the Merger Agreement, the Exchange Offer, the Top-Up Option, the Merger or the other transactions contemplated by the Merger Agreement; and (iii) the Rights will expire immediately prior to the Effective Time (as defined in the Merger Agreement). The Amendment provides that, if the Merger Agreement is terminated for any reason, each and every amendment to the Rights Agreement made by the Amendment automatically will be rescinded, effective concurrently with the termination of the Merger Agreement.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The preceding description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of April 16, 2007, among Point.360, DG FastChannel, Inc., and New 360.

2.2	Contribution Agreement, dated as of April 16, 2007, among Point.360, DG FastChannel, Inc., and New 360.

10.1	Amendment to Amended and Restated Rights Agreement, dated as of April 16, 2007, between Point.360 and American Stock Transfer & Trust Company.

99.1	Press release of Point.360, dated April 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

April 17, 2007	By:	/s/ Alan R. Steel
Name: Alan R. Steel
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of April 16, 2007, among Point.360, DG FastChannel, Inc., and New 360.

2.2	Contribution Agreement, dated as of April 16, 2007, among Point.360, DG FastChannel, Inc., and New 360.

10.1	Amendment to Amended and Restated Rights Agreement, dated as of April 16, 2007, between Point.360 and American Stock Transfer & Trust Company.

99.1	Press release of Point.360, dated April 16, 2007.